LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND Class A Shares (Ticker Symbol: LEAAX) Class I Shares ( Ticker Symbol: LETAX)
Summary Prospectus | February 12, 2021

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.DCMmutualfunds.com. You can also get this information at no cost by calling 1-888-484-5766 or by sending an e-mail request to Fulfillment@ultimusfundsolutions.com. The Fund’s Prospectus and Statement of Additional Information, dated February 12, 2021, are incorporated by reference into this Summary Prospectus.

Beginning on July 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 888-484-5766 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 888-484-5766. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Fund complex or at your financial intermediary.

Investment Objective. The Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund”) seeks a high level of current income exempt from federal income tax consistent with relative stability of principal.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Lebenthal Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $250,000 in the Lebenthal Fund. More information about these and other discounts is available from your financial professional and in this Prospectus at page 41, in the section entitled “Sales Charges and Financial Intermediary Compensation - Class A Shares”, and in the Funds’ Statement of Additional Information (“SAI”) at page 30, in the section entitled “Additional Purchase and Redemption Information”. You may be required to pay a commission to your financial intermediary for purchases of Class I Shares. Such commissions are not reflected in the tables or the example below.

Shareholder Fees
(fees paid directly from your investment)

	Class A Shares	Class I Shares
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	0.50%	None
Maximum Deferred Sales Charge (Load) as a % of Original Cost of Shares	0.25%[1]	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A Shares	Class I Shares
Management Fees	0.42%	0.42%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	2.45%	2.45%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	3.13%	2.88%
Fee Reductions and/or Expense Reimbursements[2]	(2.38%)	(2.38%)
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2]	0.75%	0.50%

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In the case of investments at or above $250,000, a contingent deferred sales charge (CDSC) of up to 0.25% may be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

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DCM Advisors, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Lebenthal Fund (the “Expense Limitation Agreement”) under which it has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Lebenthal Fund and to assume other expenses of the Lebenthal Fund, if necessary, in an amount that limits the Lebenthal Fund’s annual operating expenses (exclusive of interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Lebenthal Fund’s business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (“1940 Act”)) to not more than 0.49% of the average daily net assets of each Class of Shares for the period ending April 30, 2022 The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board of Trustees (the “Board” or “Trustees”) of Centaur Mutual Funds Trust (the “Trust”). The Expense Limitation Agreement will terminate automatically if the Lebenthal Fund’s investment advisory agreement with the Advisor is terminated.

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Example. This example is intended to help you compare the cost of investing in the Lebenthal Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Lebenthal Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Lebenthal Fund’s operating expenses remain the same, except that the contractual arrangement to reduce Management Fees and reimburse expenses remains in effect only until April 30, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$126	$788	$1,474	$3,306
Class I Shares	$51	$666	$1,307	$3,032

Portfolio Turnover. The Lebenthal Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Lebenthal Fund’s performance. During the most recent fiscal year, the Lebenthal Fund’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies. The Lebenthal Fund invests primarily in municipal securities, the income from which is exempt from federal income tax. Under normal circumstances, at least 80% of the Lebenthal Fund’s net assets (including the amount of any borrowing for investment purposes) will be invested in municipal securities, the income from which is exempt from federal income tax. This is a fundamental policy that may be changed only by a shareholder vote. In addition to investing in municipal securities that are exempt from federal income tax, the Lebenthal Fund may invest up to 20% of the Fund’s assets in municipal securities, the interest of which may be subject to federal alternative minimum tax, or in cash or cash equivalent investments.

Municipal securities are securities issued by or on behalf of states, territories and possessions of the United States, including the District of Columbia, and their respective authorities, political subdivisions, agencies and instrumentalities and other groups with the authority to act for the municipalities, the interest on which is exempt from federal income tax. The securities are issued to raise funds for various public and private purposes. Municipal securities may include, but are not limited to, variable rate demand obligations, short-term municipal notes, municipal bonds, tax exempt commercial paper, private activity and industrial development bonds, tax anticipation notes, and participations in pools of municipal securities. Municipal securities also include instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal securities, such as tender option bonds and participation interests in all or part of specific holdings of municipal obligations, provided that the applicable issuer receives assurances from legal counsel that the interest payable on the securities is exempt from federal income tax. Additionally, municipal securities include all other instruments that directly or indirectly provide economic exposure to income which is derived from municipalities. The Lebenthal Fund may invest principally in any of the municipal securities described herein subject to overall availability, price, and the Advisor’s view of the needs and structure of the Lebenthal Fund’s portfolio at the time of purchase.

In managing the Lebenthal Fund’s investments, the Advisor buys and sells securities and investments for the Lebenthal Fund based on its view of individual securities and market sectors. The Advisor looks for investments in individual municipal securities that it believes will perform well over market cycles. The Advisor considers a market cycle to generally be a period of rising interest rates followed by declining interest rates or declining interest rates followed by rising interest rates, as well as, a period of change in the general economic trends of the overall economy such as inflation, deflation, expansion or contraction. The Advisor is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity and the legal and technical structure of the transaction.

The securities in which the Lebenthal Fund invests may be of any maturity, but under normal market conditions, the Lebenthal Fund intends its portfolio of municipal securities to have an average weighted maturity of one year or less. Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Lebenthal Fund calculated so as to count most heavily those securities with the highest dollar value. Average weighted maturity is important to investors as an indication of the Lebenthal Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect.

The securities in which the Lebenthal Fund invests may have fixed rates of return or floating or variable rates. The Lebenthal Fund’s assets may at times be significantly or entirely invested in short-term municipal instruments such as variable rate demand notes, short-term notes and tax-exempt commercial paper. Their yields will vary as interest rates change. The Lebenthal Fund may also invest in municipal mortgage-backed and asset-backed securities, as well as auction rate securities and restricted securities. The Lebenthal Fund may invest a portion of its assets in municipal mortgage- backed securities at the Advisor’s discretion. The Lebenthal Fund may also invest in zero-coupon securities. Zero-coupon securities do not pay interest or principal until maturity and are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security.

The securities in which the Lebenthal Fund invests must, at the time of investment, be rated as investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Advisor. Investment grade securities carry a minimum rating of Baa3, BBB–, or BBB– by Moody’s Investors Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”), respectively, or the equivalent by another nationally recognized statistical rating organization (NRSRO), or are unrated but deemed by the Advisor to be of comparable quality. A security’s quality is determined at the time of purchase

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LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

and securities that are rated investment grade or the unrated equivalent may be downgraded or decline in credit quality such that subsequently they would be deemed to be below investment grade. If a security’s credit rating is downgraded after the Lebenthal Fund’s investment, the Advisor will monitor the situation to decide if the Lebenthal Fund needs to take any action. The Lebenthal Fund may choose to retain or sell securities that are downgraded or decline in credit quality to below investment grade.

The Advisor closely monitors the Lebenthal Fund’s investments and makes adjustments as the Advisor deems necessary or appropriate. Because the Lebenthal Fund intends to purchase municipal securities with an average weighted maturity of one year or less, the Lebenthal Fund expects to engage in frequent portfolio transactions. Under normal circumstances, the anticipated portfolio turnover rate for the Lebenthal Fund is expected to be greater than 100%.

The Lebenthal Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price.

Principal Risks of Investing in the Lebenthal Fund. An investment in the Lebenthal Fund is subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Lebenthal Fund will be successful in meeting its investment objective. Generally, the Lebenthal Fund will be subject to the following additional principal risks:

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Market Risk. The Lebenthal Fund’s investments are subject to general market risk, which is the risk that the value of the securities in the Lebenthal Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuating in interest rates, the investment quality of the Lebenthal Fund’s investments, economic conditions, and the market conditions of debt securities. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Lebenthal Fund) could change drastically and rapidly and, therefore, adversely affect the Lebenthal Fund. Securities in the Lebenthal Fund’s portfolio may also underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

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Municipal Securities Risk. The risk of municipal securities generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk – A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Lebenthal Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Lebenthal Fund needed to sell large blocks of bonds to meet shareholder redemption request or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk – From time to time the Lebenthal Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Lebenthal Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Lebenthal Fund’s investment performance.

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Interest Rate Risk. The Lebenthal Fund invests primarily in bonds and other debt or fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Lebenthal Fund’s investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Lebenthal Fund may be subject to greater risk of rising interest rates due to the recent period of historically low rates.

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Credit Risk. The Lebenthal Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or a counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate. Credit spreads may increase, which may reduce the market values of the Lebenthal Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

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Prepayment Risk. Some debt securities allow the issuer to call a debt security for redemption before it matures or repay principal in advance. If this happens, the Lebenthal Fund may be required to invest the proceeds in securities with lower yields. The Lebenthal Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in unexpected capital losses.

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Management Style Risk. The Advisor’s method of security selection may not be successful and the Lebenthal Fund may underperform relative to other mutual funds that have a similar investment objective. In addition, the Advisor may select investments that fail to perform as anticipated or achieve the value desired.

●	Alternative Minimum Tax Risk. The Lebenthal Fund may invest in municipal securities, the interest on which may be subject to the federal alternative minimum tax.

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Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Lebenthal Fund’s ability to sell the securities at any given time. Such securities also may lose value.

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Structured Product Risk. Structured products, such as tender option bonds, involve structural complexities and potential risks that may not be present where a municipal security is owned directly. These enhanced risks may include additional counterparty risk (the risk that the counterparty will not fulfill its contractual obligations) and call risk (the risk that the instruments will be called and the proceeds may need to be reinvested). Additionally, an active trading market for such instruments may not exist. To the extent that a structured product provides a put, a fund may receive a lower interest rate in return for such feature and will be subject to the risk that the put provider will be unable to honor the put feature (purchase the security). Finally, short-term municipal or tax-exempt structured products may present tax issues not presented by investments in other short-term municipal or tax-exempt securities. These issues might be resolved in a manner adverse to the Lebenthal Fund.

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Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related and asset-backed securities, including certain municipal housing authority obligations, are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline and become illiquid. These securities are also subject to prepayment and call risk. In periods of declining interest rates, the Lebenthal Fund may be subject to contraction risk which is the risk that borrowers will increase the rate at which they prepay the maturity value of mortgages and other obligations. When mortgages and other obligations are prepaid and when securities are called, the Lebenthal Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. In periods of rising interest rates, the Lebenthal Fund may be subject to extension risk which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments. As a result, in certain interest rate environments, the Lebenthal Fund may exhibit additional volatility.

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Taxability Risk. The Lebenthal Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after the Lebenthal Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Lebenthal Fund’s dividends with respect to that bond might be subject to federal income tax.

●	Zero-Coupon Bond Risk. The market value of a zero-coupon bond is generally more volatile than the market value of other fixed income securities with similar maturities that pay interest periodically.

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Auction Rate Securities Risk. The auction rate municipal securities the Lebenthal Fund may purchase will typically have a long-term nominal maturity for which the interest rate is regularly reset through a “Dutch” auction. The interest rate set by the auction is the lowest interest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.

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Transactions Risk. The Lebenthal Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Lebenthal Fund shares may adversely affect the Lebenthal Fund’s performance to the extent that the Lebenthal Fund is delayed in investing new cash and is

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LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

required to maintain a larger cash position than it ordinarily would.

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New Fund Risk. The Lebenthal Fund is new and has a limited operating history. Accordingly, investors in the Lebenthal Fund bear the risk that the Lebenthal Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

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Valuation Risk. The price that the Lebenthal Fund could receive upon the sale of any particular portfolio investment may differ from the Lebenthal Fund’s valuation of the investment, particularly for securities that trade in volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Lebenthal Fund, and the Lebenthal Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

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Yield Risk. The amount of income received by the Lebenthal Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Lebenthal Fund’s expenses could absorb all or a significant portion of the Lebenthal Fund’s income. If interest rates increase, the Lebenthal Fund’s yield may not increase proportionately.

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Portfolio Turnover Risk. The Lebenthal Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Lebenthal Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Performance Information. The bar chart and table shown below provide some indication of the risks of investing in the Lebenthal Fund by showing changes in the Fund’s performance from year to year and by showing how the Lebenthal Fund’s average annual total returns for 1 year and since inception compare to those of a broad-based securities market index. The Securities Industry and Financial Markets Association Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt Variable Rate Demand Obligations (VRDOs) with certain characteristics. It is a short-term index which reflects activity in the VRDO market. The bar chart and table show the performance for the Lebenthal Fund’s Class I Shares. The Lebenthal Fund’s Class A Shares would have substantially similar annual returns and would differ only to the extent the Class A Shares have different expenses. The Lebenthal Fund’s past performance (before and after taxes) is not necessarily an indication of how the Lebenthal Fund will perform in the future. Updated information on the Lebenthal Fund’s results can be obtained by calling 1-888-484-5766 or by visiting http://www.dcmmutualfunds.com.

Lebenthal Ultra Short Tax-Free Income Fund
Class I Shares
Annual Total Returns

The Lebenthal Fund’s year to date return through December 31, 2020 was .50%.

During the periods shown in the bar chart, the highest return for a quarter was 0.27% during the quarter ended March 31, 2020 and the lowest return for a quarter was -0.07% during the quarter ended December 31, 2020.

Class - A

Average Annual Total Returns For the Period Ended December 31, 2020	1 Year	Since Inception (Dec. 30, 2019)
Return before taxes	0.25%	0.24%
Return after taxes on distributions	0.50%	0.50%
Return after taxes on distributions and sale of shares	0.46%	0.48%
Bloomberg Barclays 1 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.76%	1.74%
SIFMA Municipal Swap Index (reflects no deduction for fees, expenses, or taxes)	-94.41%	-94.37%

Class - I

Average Annual Total Returns For the Period Ended December 31, 2020	1 Year	Since Inception (Dec. 30, 2019)
Return before taxes	0.50%	0.50%
Return after taxes on distributions	0.50%	0.50%
Return after taxes on distributions and sale of shares	0.46%	0.48%
Bloomberg Barclays 1 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.76%	1.74%
SIFMA Municipal Swap Index (reflects no deduction for fees, expenses, or taxes)	-94.41%	-94.37%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on

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an investor’s tax situation and may differ from those shown and are not applicable to investors who hold the Lebenthal Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (“IRA”). After-tax returns are shown for the Class I Shares only and after-tax returns for the Class A Shares will vary.

Management. DCM Advisors, LLC is the investment advisor for the Lebenthal Fund. Gregory Serbe (Senior Portfolio Manager at the Advisor) is the portfolio manager for the Lebenthal Fund and as such is primarily responsible for the day-to-day management of the Lebenthal Fund’s portfolio. Mr. Serbe has served in his capacity as portfolio manager for the Lebenthal Fund since December 30, 2019.

Purchase and Sale of Fund Shares. The Lebenthal Fund’s minimum initial investment is $1,500 for Class A Shares and $250,000 for Class I Shares. The Lebenthal Fund’s minimum subsequent investment is $50 for Class A Shares. Class I Shares do not have a minimum subsequent investment.

Generally, you may purchase or redeem shares of the Fund on any business day the New York Stock Exchange (“NYSE”) is open:

●	by mail addressed to Lebenthal Ultra Short Tax-Free Income Fund:

U.S. Mail:	Overnight:
Lebenthal Ultra Short Tax-Free Income Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Lebenthal Ultra Short Tax-Free Income Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

●	by facsimile at 1-877-513-0756;

●	by telephone at 1-888-484-5766; and

●	through authorized Broker-Dealers and Financial Intermediaries.

Tax Information. The Lebenthal Fund’s distributions of interest on municipal bonds generally are not subject to federal income tax; however, the Lebenthal Fund may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain bonds may be subject to the federal alternative minimum tax. To the extent that the Lebenthal Fund’s distributions are derived from interest on bonds that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes. When your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, you may be subject to federal income tax on ordinary income or capital gains upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Lebenthal Fund through a broker-dealer or other financial intermediary (such as a bank), the Lebenthal Fund and its related companies may pay the intermediary for the sale of Lebenthal Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Lebenthal Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

An investment in the Lebenthal Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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